UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2018 (August 6, 2018)

EASTERLY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37522	47-3864814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205 Hudson Street, 7th Floor
New York, New York	10013
(Address of principal executive offices)	(Zip Code)

(646) 712-8300

(Registrant’s telephone number, including area code)

375 Park Avenue, 21st Floor
New York, New York 10152

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, on April 2, 2018, Easterly Acquisition Corp., a Delaware corporation (the “Company”), received a letter (the “Notification Letter”) from the staff of the Listing Qualifications Department of The Nasdaq Stock Market (“NASDAQ”) notifying the Company that the Company no longer complied with NASDAQ Listing Rule 5550(a)(3) for continued listing due to its failure to have a minimum of 300 public holders of the Company’s common stock. The Company submitted to NASDAQ a plan to regain compliance and was granted an extension until July 29, 2018 to regain compliance with NASDAQ Listing Rule 5550(a)(3).

On August 6, 2018, the Company received a letter (the “Determination Letter”) from NASDAQ notifying the Company that the Company did not satisfy the terms of the extension as it failed to submit documentation demonstrating that its common stock and units have a minimum of 300 public holders. In addition, NASDAQ IM-5101-2 requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. Since the Company’s registration statement became effective on July 29, 2015, it was required by NASDAQ IM-5101-2 to complete its initial business combination no later than July 29, 2018. The Company has not completed a business combination within the timeframe specified. Accordingly, NASDAQ has initiated procedures to delist the Company’s securities from The Nasdaq Stock Market. As described below, the Company may appeal this determination.

The Company intends to appeal NASDAQ’s decision to a NASDAQ Hearing Panel. If the Company timely appeals, the Company’s securities would remain listed pending such Panel’s decision and the Company’s common stock, units and warrants would continue to trade on the NASDAQ Capital Market under the symbols “EACQ”, “EACQU” and “EACQW”, respectively. The Determination Letter does not impact the Company’s obligation to file periodic reports and other reports with the Securities and Exchange Commission under applicable federal securities laws. There can be no assurance that, if the Company does timely appeal, such appeal would be successful.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Easterly Acquisition Corp.

Date: August 10, 2018	By:	/s/ Avshalom Kalichstein
	Name:	Avshalom Kalichstein
	Title:	Chief Executive Officer